UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2019

(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan 48098
(Address of principal executive offices) (Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 22, 2019, Flagstar Bancorp, Inc. (the "Company") issued a press release regarding its preliminary results of operations and financial condition for the three months ended December 31, 2018. The text of the press release is furnished as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses for the year ended December 31, 2018 as part of its Annual Report on Form 10-K.

On January 22, 2019, the Company will hold a conference call to review fourth quarter 2018 earnings. A copy of the slide presentation to be used by the Company on the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2019, Flagstar Bancorp, Inc. (the "Company") and Flagstar Bank, FSB (the "Bank") entered into separate change in control agreements with James Ciroli (the “Ciroli Agreement”) and with Stephen Figliuolo (the “Figliuolo Agreement”) to provide each of them with certain benefits upon their respective termination of employment due to a “change in control” as defined therein.
The agreements provide that Mr. Ciroli and Mr. Figliuolo will each receive two times the sum of their respective base salary and targeted bonus in the event that the executive is terminated due to a “change in control”. For 2018, Mr. Ciroli’s annual base salary was $500,000 and Mr. Figliuolo’s annual base salary was $425,000. The agreements also provide that all of Executive’s then-outstanding unvested stock shall become fully vested.
The Ciroli Agreement and the Figliuolo Agreement each continue for 12 months from the date of execution, and each will automatically renew at the end of their respective terms for successive 12 month periods thereafter unless any party to each such agreement gives notice otherwise at least 60 days in advance. In addition, both the Ciroli Agreement and the Figliuolo Agreement contain non-compete and non-solicit requirements that apply during the term of the agreement and for one year thereafter.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press release of Flagstar Bancorp, Inc. dated January 22, 2018

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides - Earnings Presentation Fourth Quarter

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated:	January 22, 2019	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Flagstar Bancorp, Inc. dated January 22, 2018

99.2	Flagstar Bancorp, Inc. Conference Call Presentation Slides - Earnings Presentation Fourth Quarter